LORD ABBETT
FUNDAMENTAL VALUE FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

OUR FUND, LORD ABBETT FUNDAMENTAL VALUE FUND, INC. (WE OR THE FUND), IS A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY INCORPORATED UNDER MARYLAND LAW ON MARCH 26, 1986. WE HAVE A SINGLE CLASS OF SHARES WITH EQUAL RIGHTS AS TO VOTING, DIVIDENDS, ASSETS AND LIQUIDATION.

OUR INVESTMENT OBJECTIVES ARE GROWTH OF CAPITAL AND GROWTH OF INCOME CONSISTENT WITH REASONABLE RISK. PRODUCTION OF CURRENT INCOME IS A SECONDARY CONSIDERATION. WE SEEK TO ATTAIN OUR OBJECTIVES BY INVESTING IN A BROAD RANGE OF COMMON STOCKS (INCLUDING SECURITIES CONVERTIBLE INTO COMMON STOCKS) WHICH WE BELIEVE ARE SELLING AT ATTRACTIVE PRICES IN RELATION TO VALUE AND THEREFORE REPRESENT
FUNDAMENTAL INVESTMENT VALUE. THESE OBJECTIVES MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR OBJECTIVES.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING 800-874-3733. ASK FOR PART B OF THE PROSPECTUS THE STATEMENT OF ADDITIONAL INFORMATION.


THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS NOVEMBER 1, 1995.


PROSPECTUS
INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING DIRECTLY TO THE FUND OR BY CALLING 800-821-5129. IN ADDITION, YOU CAN MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                    CONTENTS            PAGE

        1       Investment Objectives    2
        2       Fee Table                2
        3       Financial Highlights     2
        4       How We Invest            3
        5       Purchases                4
        6       Shareholder Services     7
        7       Our Management           8
        8       Dividends, Capital Gains
                Distributions and Taxes  8
        9       Redemptions              9
        10      Performance              10


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVES

Our investment objectives are growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration.

2    FEE TABLE

A summary of the Funds expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.



SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE )
Maximum Sales Load(1) on Purchases
(See Purchases)                              5.75%
Deferred Sales Load(1) (See Purchases)       None(2)
----------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee (See Our Management)           .75%
12b-1 Fees (See Purchases)                    .21%(2)
Other Expenses (See Our Management)           .42%
----------------------------------------------------
Total Operating Expenses                     1.38%
====================================================


Example: Assume an annual return of 5% and no change in the level of expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated:


        1 Year      3 Years         5 Years         10 Years
        ------      -------         -------         --------
        $71(3)      $99(3)          $129(3)         $214(3)


(1) Sales load is referred to as sales charge and deferred sales load is referred to as contingent deferred reimbursement charge throughout this Prospectus.

(2) Redemptions of shares on which the Funds 1% Rule 12b-1 sales distribution fee for purchases of $1 million or more has been paid are subject to a 1% contingent deferred reimbursement charge, if the redemption occurs within 24 months after the month of purchase, subject to certain exceptions described herein.

(3)  Based on total operating expenses described above.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.


3    FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audits of the Funds Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained upon request, and has been included herein in reliance upon their authority as experts in accounting and auditing.


                                                                                                                     July 8, 1986
                                                                                                                     (COMMENCEMENT
PER SHARE OPERATING                                                   YEAR ENDED JUNE 30,                          OF OPERATIONS) TO
                                         -----------------------------------------------------------------------
PERFORMANCE:                             1995      1994      1993      1992      1991      1990      1989    1988   JUNE 30, 1987
                                        -------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $12.51    $14.17    $13.11   $12.22     $12.64    $11.43    $10.41    $11.31     $9.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income                      .23       .21       .20      .22        .26       .26       .31       .22       .24
Net realized and unrealized
gain (loss) on securities                 2.08       .12      1.86     1.36        .12      1.48       .89      (.42)     1.53
TOTAL FROM INVESTMENT OPERATIONS          2.31       .33      2.06     1.58        .38      1.74      1.20      (.20)     1.77
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income      (.19)     (.19)     (.22)    (.27)      (.24)     (.22)     (.18)     (.21)     (.09)
Distributions from net realized gain     (1.03)    (1.80)     (.78)    (.42)      (.56)     (.31)      .        (.49)      .
NET ASSET VALUE, END OF PERIOD          $13.60    $12.51    $14.17   $13.11     $12.22    $12.64    $11.43    $10.41    $11.31
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                            20.15%     2.64%    16.95%   13.46%      3.22%    15.45%    11.80%    (1.91)%   18.07%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)           $37,838   $32,563   $30,403  $25,827    $24,200   $21,282   $19,439   $23,580   $22,223
RATIOS TO AVERAGE NET ASSETS:
Expenses                                  1.38%     1.28%     1.60%    1.60%      1.86%     1.75%     1.81%      1.69%    1.44%**
Net investment income                     1.84%     1.83%     1.61%    1.85%      2.30%     2.17%     2.94%      2.17%    2.61%**
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  51.35%    67.88%    82.48%   57.86%     47.07%    41.78%    23.83%     60.82%   45.13%
===================================================================================================================================

  * Total return does not consider the effects of sales loads.
 ** Not annualized.
    See Notes to Financial Statements.

4    HOW WE INVEST

We invest in common stocks (including securities convertible into common stocks such as investment-grade convertible bonds or convertible preferred stocks) of companies with good prospects for improvement in earnings trends or asset values. We will invest in companies on the basis of the fundamental economic and business factors (such as government fiscal and monetary policies, employment levels, demographics, retail sales and market share) which will affect future earnings and which we believe are the primary factors determining the future market valuation of stocks. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. In selecting securities for investment we give more weight to the possibilities of capital growth and growth of income than to current income.

In seeking to fulfill our objectives, we invest primarily in companies with large and middle-sized market capitalization. (Market capitalization means the market value of the companys outstanding stock.)

We seek to balance the opportunity for profit against risk and will sell stocks that we judge to be overpriced and reinvest the proceeds in securities which we believe offer better values.

Our portfolio will be diversified among many companies representing different industries. At the time of purchase, securities selected for our portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor or controversial.

Up to 10% of our net assets (at the time of investment) may be invested in foreign securities (of the type described above) primarily traded in foreign countries. For income and flexibility, we may write covered call options (which are traded on a national securities exchange) with respect to securities in our portfolio with an aggregate market value of up to 5% of gross assets at the time an option is written. The Fund also may engage in the lending of its portfolio securities. These loans may not exceed 30% of the value of the Funds total assets. In such an arrangement, the Fund loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized. Such collateral must be maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral is invested in short-term obligations issued or guaranteed by the U. S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by S&P or Moodys or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and loss should the borrower of the portfolio securities fail financially.

We will not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 5% of gross assets at the lower of cost or market value.

To create reserve purchasing power and also for temporary defensive purposes, we may invest in money market instruments (short-term obligations of banks, corporations or the U.S. Government).

RISK FACTORS. Securities markets of foreign countries in which the Fund may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect the Funds ability to purchase or sell large blocks
of   securities   and  thus   obtain   the  best   price.

There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, foreign government controls, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, the Funds net asset value may be significantly affected on days when shareholders do not have access to the Fund.

Convertible bonds and convertible preferred stocks tend to be more volatile than straight bonds but less volatile and more income producing than their underlying common stocks.

We also may invest in stocks of companies with small market capitalizations guided by the policies mentioned above. Stock prices of such companies may be more volatile than those of large and middle-sized companies.

5    PURCHASES


You may buy our shares through any independent securities dealer having a sales agreement with Lord, Abbett & Co. (Lord Abbett), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Fundamental Value Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 monthly minimum) and Retirement Plans ($250 minimum). Subsequent investments may be made in any amount. (See Shareholder Services.) The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange (NYSE) by dividing our net assets by the number of shares outstanding. Securities are valued at market value as more fully described in the Statement of Additional Information.


Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading. For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

The offering price is based on the per-share net asset value next computed after your order is received plus a sales charge as follows:



                              Sales Charge as a       Dealers
                                Percentage of:      Concession
                              --------------------     as a        To Compute
                                             Net    Percentage      Offering
                              Offering      Amount  of Offering   Price, Divide
        Size of Investment      Price      Invested   Price*          NAV by
        -----------------------------------------------------------------------
        Less than $50,000       5.75%        6.10%     5.00%          .9425
        $50,000 to $99,999      4.75%        4.99%     4.00%          .9525
        $100,000 to $249,999    3.75%        3.90%     3.25%          .9625
        $250,000 to $499,999    2.75%        2.83%     2.25%          .9725
        $500,000 to $999,999    2.00%        2.04%     1.75%          .9800
        $1,000,000 or more      No Sales Charge        1.00%         1.0000

* Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may, from time to time, implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving the imposition of a sales charge. Additional payments may be paid from Lord Abbetts own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Funds portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.


     VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett or the Fund that you are eligible at the time of purchase.

          (1) Any purchaser (as described below) may aggregate a purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund (LASF), Lord Abbett Research Fund if not offered to the general public
     (LARF) and Lord Abbett U.S. Government Securities Money Market Fund (GSMMF), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from a fund in the Lord Abbett Counsel Group.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchasers intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term purchaser includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
     (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms directors and employees include a directors or employees spouse (including the surviving spouse of a deceased director or employee).

     The terms directors and employees of Lord Abbett also include other family members and retired directors and employees.

     Our shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or such funds on a continuing basis and are familiar with such funds and (f) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares (Redeemed Shares) of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend or terminate the purchase option referred to in (f) above at any time.


     Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

     RULE 12B-1 PLAN. We have adopted a Rule 12b-1 Plan (the Plan) which authorizes the payment of fees to dealers (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the Fund. Under the Plan, the Fund pays Lord Abbett, who passes on to dealers, (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Funds shares serviced by dealers and (2) a one-time 1% sales distribution fee, at the time of sale, on all shares at the $1 million level sold by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges. Lord Abbett is required to pay the sales distribution fee to dealers as compensation for selling our shares.

     Holders of shares on which the 1% sales distribution fee has been paid will be required to pay to the Fund a contingent deferred reimbursement charge
     (CDRC) of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Fund by the other fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation. Shares of a fund or series on which the 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

6    SHAREHOLDER SERVICES

     We offer the following shareholder services:


          TELEPHONE EXCHANGE PRIVILEGE: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF, LASF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, Eligible Funds).

          You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each funds net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.


     SYSTEMATIC WITHDRAWAL PLAN: Except for retirement plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts.

     DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

     INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.


     RETIREMENT PLANS: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.


     All correspondence should be directed to Lord Abbett Fundamental Value Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7    OUR MANAGEMENT

     Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $18 billion in a family of mutual funds and advisory accounts.

     Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to fifteen other funds having various investment objectives and also advises other investment clients. W. Thomas Hudson, Jr., Executive Vice President, serves as portfolio manager of the Fund and has acted in this capacity for three years. Mr. Hudson has over twenty years of investment experience and has been with Lord Abbett since 1982.

     Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended June 30, 1995, the effective fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of .75 of 1%. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our ratio of expenses, including management fee expenses, to average net assets for the year ended June 30, 1995 was 1.38%.

8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

     A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made annually in July. You may take it in cash or reinvest it in additional shares at net asset value without a sales charge. Dividends and distributions may be paid in December and/or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.


     We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by the Fund as capital gains dividends will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Provisions of the Contract with America Tax Relief Act of 1995, that were pending in Congress as of the date of this Prospectus, would have the effect of reducing the federal income tax rate on capital gains.


     Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

     We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.


9    REDEMPTIONS


     To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.


     If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Fundamental Value Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

     Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbetts business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

     Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds, at the then applicable net asset value of the shares being purchased, without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the dollar amount of the redemption proceeds. Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.


     TAX-QUALIFIED PLANS: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

10   PERFORMANCE


     The Fund ended its fiscal year on June 30, 1995 with a net asset value of $13.60 per share, 18.5% above the $11.48 net asset value per share posted at the close of fiscal 1994 (after adjustment for capital gains distributions totaling $1.03 per share paid in August and December 1994). Dividends of $.19 per share were paid during the period. The Funds total return (the percent change in net asset value assuming reinvestment of all distributions) was 20.2% for such fiscal year, compared with a 26.0% total return for the unmanaged S&P 500 over the same period. The Funds total return at maximum public offering price was 13.30% over the same period.


     After a relatively flat 1994, the stock market rose impressively over the first six months of 1995. The broad upswing in stock prices reflected a confluence of positive events, including lower interest rates and an acceleration in corporate profit gains.

     In anticipation of last years run-up in interest rates, we had reduced our holdings in interest-sensitive stocks. This year, as the scenario began to change, we moved to rebuild these positions. Good values are now available throughout the sector, and many of the financial service companies (especially banks and insurance companies) have excellent prospects for earnings and dividend growth in the years ahead. This positive outlook is based largely on our analysis of demographic trends, which favor financial asset growth, as the baby boomers move from their primary consumption years into their primary savings and investment years. Consolidation is also taking place throughout the sector, further enhancing the expected returns of the surviving companies through cost savings and product line extensions.


     TOTAL RETURN. Total return data may, from time to time, be included in advertisements about the Fund. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See Past Performance in the Statement of Additional Information for a more detailed discussion of the computation of the Funds total return.

     This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

     No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

     Comparison of changes in value of a $10,000 investment in Lord Abbett Fundamental Value Fund and the Standard & Poor's 500:




                The Fund             The Fund       Standard & Poor's
                 at Net              Maximum             500
               Asset Value         Offering Price       Index
               -----------         --------------      -------
7/8/86         $10,000               $ 9,423           $10,000
6/30/87         11,845                11,162            12,958
6/30/88         11,618                10,947            12,062
6/30/89         12,989                12,239            14,533
6/30/90         14,995                14,130            16,926
6/30/91         15,478                14,584            18,176
6/30/92         17,562                16,548            20,608
6/30/93         20,538                19,352            23,412
6/30/94         21,080                19,864            23,740
6/30/95         25,328                23,865            29,920


                AVERAGE ANNUAL TOTAL RETURN (3)

                1 YEAR    5 YEARS     LIFE OF FUND
                ----------------------------------
                13.30%    9.75%          10.17%



(1) Performance numbers for the unmanaged Standard & Poors 500 do not reflect transaction costs or management fees. An investor cannot invest directly in the Standard & Poors 500.

(2)  Data reflects the deduction of the maximum sales charge of 5.75%.

(3) Total return is the percent change in value, after deduction of the maximum sales charge of 5.75%, with all dividends and distributions reinvested for the periods shown ending June 30, 1995 using the SEC-required uniform method to compute such return.

UNDERWRITER AND INVESTMENT MANAGER
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
Morgan Guaranty Trust Company of New York
60 Wall Street, New York, New York 10005
(On or about the beginning of 1996:
The Bank of New York
48 Wall Street
New York, New York 10286)

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton
Printed in the U.S.A.
LAFV-1-1195

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                            NOVEMBER 1, 1995



                                  LORD ABBETT
                                  FUNDAMENTAL
                                  VALUE FUND

-------------------------------------------------------------------------------



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated November 1, 1995.


Lord Abbett Fundamental Value Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under Maryland law on March 26, 1986. Our authorized capital stock consists of a single class of 150,000,000 shares, $.10 par value. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.



                  TABLE OF CONTENTS                                   PAGE

         1.       Investment Objectives and Policies                   2

         2.       Directors and Officers                               3

         3.       Investment Advisory and Ot er Services               6

         4.       Portfolio Transactions                               7

         5.       Purchases, Redemptions and Shareholder Services      8

         6.       Past Performance                                     12

         7.       Taxes                                                12

         8.       Information About the Fund                           13

         9.       Financial Statements                                 14

                                       1.
                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and policies are described in the Prospectus on the cover page and under "How We Invest," respectively. In addition to those policies described in the Prospectus, we are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. We may not: (1) sell short securities or buy securities or evidences of interests therein on margin, although we may obtain short-term credit necessary for the clearance of purchases of securities; (2) buy or sell put or call options, although we may buy, hold or sell rights or warrants and we may write covered call options and enter into closing purchase transactions as discussed below; (3) borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 5% of our gross assets (at cost or market value, whichever is lower) at the time of borrowing;
(4) invest knowingly in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale; (5) act as underwriter of securities issued by others, unless we are deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933; (6) lend money or securities to any person except through lending our portfolio securities to registered dealers where the loan is 100% secured by cash or its equivalent as long as we comply with regulatory requirements; (7) pledge, mortgage or hypothecate our assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein, although we have no current intent to invest), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of our business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (9) buy securities issued by any other open-end investment company except pursuant to a merger, acquisition or consolidation, although we may invest up to 5% of our gross assets at market value at the time of purchase in closed-end investment companies if bought in the open market with a fee or commission no greater than the customary broker's commission; (10) invest more than 5% of our gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation; (11) buy securities if the purchase would then cause us to have more than 5% of our gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (12) buy voting securities if the purchase would then cause us to own more than 10% of the outstanding voting stock of any one issuer; (13) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of our investment manager, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities; (14) concentrate our investments in any particular industry, but if deemed appropriate for attainment of our investment objective, up to 25% of our gross assets (at market value at the time of investment) may be invested in any one industry classification we use for investment purposes; or (15) buy securities from or sell them to our officers, directors, or employees, or to our investment manager or to its partners and employees, other than capital stock of the Fund.

Other  Investment   Restrictions  (which  can  be  changed  without  shareholder approval)
-------------------------------------------------------------------------------

Pursuant to Texas regulations, we will not invest more than 5% of our net assets in warrants and not more than 2% in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities.

As stated in the Prospectus, we may write covered call options on securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of a stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We may also enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

As stated in investment restriction number (9), we may invest in closed-end investment companies but have no present plans to do so. Such investments may involve duplicate management fees and expenses.

While we may take short-term gains if deemed appropriate, normally we will hold securities in order to realize long-term capital gains. We cannot, however, accurately predict annual portfolio turnover rates. For the year ended June 30, 1995, our portfolio turnover rate was 51.35% versus 67.88% for the prior year.

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, the Fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities or other forms of non-cash collateral are used as security. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities.

                                       2.
                             DIRECTORS AND OFFICERS

The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds (except for Mr. Henderson, who is neither a director nor an officer of Lord Abbett Research Fund, Inc.). They are "interested persons" as defined in the Investment Company Act of 1940 (the "Act") as amended, and as such , may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.


Ronald P. Lynch, age 59, Chairman and President
Robert S. Dow, age 50, President
Thomas S. Henderson, age 63, Vice President


The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.


Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 64.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 69.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm that specializes in strategic planning and customer-specific marketing. Formerly Acquisition Consultant, The Noel Group, a private consulting firm (1994). Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, a subsidiary of Nestle S.A. (Switzerland). Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.






                                 For the Fiscal Year Ended June  30, 1995
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annnual   For Year Ended
                                               Retirement Benefits    Benefits Upon       December 31, 1994
                                               Accrued by the         Retirement Proposed Total Compensation
                           Aggregate           Fund and               to be Paid by the   Accrued by the Fund and
                           Compensation        Fifteen Other Lord     Fund and Fifteen    Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett   Abbett-sponsored
Name of Director           the Fund1           Funds                  sponsored Funds2    Funds3
-----------------------------------------------------------------------------------------------------------------------------------
E. Thayer Bigelow4           $74                  $7,656              $33,600                $8,400

Thomas F. Creamer5           $16                  $27,578             $33,600                $29,650

Stewart S. Dixon             $109                 $22,595             $33,600                $4,300

John C. Jansing              $111                 $28,636             $33,600                $42,500

C. Alan MacDonald            $112                 $27,508             $33,600                $41,500

Hansel B. Millican, Jr.      $111                 $24,892             $33,600                $41,750

Thomas J. Neff               $108                 $16,214             $33,600                $41,200


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund for the fiscal year ended June 30, 1995 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments through the end of such year, were as follows: Mr. Bigelow, $82 ; Mr. Creamer, $12,718; Mr. Dixon, $13,754; Mr. Jansing, $13,746; Mr.
     MacDonald, $6,071; Mr. Millican, $13,279 and Mr. Neff, $13,897.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated, except in the case of Mr. Creamer, would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended June 30, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1994.

4.   Mr. Bigelow was elected a director of the Fund on October 19, 1994.

5. Mr. Creamer retired as a director of the Fund effective September 21, 1994. The stated amount of his retirement income (column 4) is the annual amount payable to him by the Lord Abbett-sponsored funds before reduction for a joint-and-survivor spousal benefit.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Dow, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: William T. Hudson, age 53, Executive Vice President; Kenneth B. Cutler, age 62,


Vice President and Secretary;  Stephen I. Allen,  age 41; Daniel E. Carper,  age
43; Robert S. Dow, age 50; Thomas S. Henderson, age 63; Robert G. Morris, age 51, E. Wayne Nordberg, age 57; John J. Gargana, Jr., age 63; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 62; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the
"Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.


As of September 30, 1995 our directors and officers, as a group, beneficially owned less than 1% of our outstanding shares.


                                       3.
                     INVESTMENT ADVISORY AND OTHER SERVICES


As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Fund's first $200 million of average daily net assets, .65% of the next $300 million of such assets and .50% of such assets in excess of $500 million. For the fiscal years ended June 30, 1995, 1994, and 1993, the management fees paid to Lord Abbett amounted to $255,109, $243,219 and $209,380, respectively.


We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.


We have agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition on the registration of investment company shares for sale in this state, and applies so long as our shares are registered for sale in the State.


Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.


Morgan Guaranty Trust Company of New York ("Morgan"), 60 Wall Street, New York, New York 10005, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by Morgan or its foreign branches to be held by certain qualified foreign banks and depositories. The Fund directors approved the Bank of New York ("BONY") to become the Fund's custodian on or about the beginning of 1996 at that time, BONY will continue with these foreign custodial arrangements of Morgan. In the event such foreign custodial arrangements change, the required approval pursuant to the Rule will be obtained.


                                       4.
                             PORTFOLIO TRANSACTIONS

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.


If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to therm of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.


For the fiscal years ended June 30, 1993, 1994 and 1995, we paid total commissions to independent broker-dealers of $83,293, $77,082 and $60,904, respectively.


                                       5.
                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering price of our shares on June 30, 1995 was computed as follows:


Net  asset   value  per  share   (net   assets   divided   by  shares
outstanding).............................................................$13.60

Maximum offering price per share (net asset value divided by
 .9425)...................................................................$14.43


The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.


For the fiscal years ended June 30, 1995, 1994 and 1993, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers as follows:



                                        Year Ended June 30,
                                 1995        1994           1993
                                 ----        ----           ----

Gross sales charge              $82,295     $91,389        $124,427

Amount allowed to
dealers                         $70,999     $78,340        $107,405
                                -------     -------        --------
Net commissions
 received by Lord Abbett        $11,296     $13,049        $17,022
                                =======     =======        ========


As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. In adopting the Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The expected benefits include greater sales and lower redemptions of Fund shares, which should allow the Fund to maintain a consistent cash flow, and a higher quality of service to shareholders by dealers than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord
Abbett to dealers $263,652 under the Plan. Lord Abbett uses all amounts received under the Plan for payments to dealers for (i) providing continuous services to the Fund's shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Fund's
Board of Directors and of the Fund's directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's outstanding voting securities and the approval of a majority of the Fund's directors, including a majority of the outside directors. The Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of a majority of the Fund's outstanding voting securities.

As stated in the  Prospectus,  a 1%  contingent  deferred  reimbursement  charge
("CDRC")  is imposed  with  respect to those  shares (or shares of another  Lord
Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett- sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

No CDRC is payable on redemptions by tax qualified plans under section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants. The CDRC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a large, long-term shareholder account in the Fund. Shares of a fund or series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities
Money Market Fund,  Inc.  ("GSMMF") and certain  series of Lord Abbett  Tax-Free
Income Fund,  Inc. and Lord Abbett  Tax-Free Income Trust for which a Rule 12b-1
Plan is not yet in effect (collectively, the "Series")) have instituted a CDRC on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of shares out of the Lord
Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Shares").
Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although GSMMF and the Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.


                                       9


In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), Lord Abbett Research Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge or from a fund in the Lord Abbett Counsel Group) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment. Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from Lord Abbett Counsel Group) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our shares also may be  purchased  at net asset value (a) at $1 million or more,
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund has business relationships.

Our shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining

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whether to redeem shares for  subsequent  investment in our shares.  Lord Abbett may suspend, change or terminate this purchase option at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in such other funds have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group.

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank

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


checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                PAST PERFORMANCE

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.


Using the method described above to compute average annual compounded rates of total return, the Fund's total annual returns for the last one-year, five-year and life-of-Fund periods ended June 30, 1995 amounted to 13.30%, 9.75% and 10.17%, respectively.


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                     TAXES

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Fund will be subject to a four-percent nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options. As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases  shares in certain  foreign  investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect to deferred taxes arising from such distributions or gains.

If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

                                       8.
                           INFORMATION ABOUT THE FUND

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended June 30, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Shareholders of Lord Abbett Fundamental Value Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


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